DYNAMIC INFRASTRUCTURE FUND
                        (CLASS I TICKER: DWGIX; CLASS II)
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)

SUMMARY PROSPECTUS

January 31, 2010, as revised September 20, 2010

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund's Prospectus, dated January 31, 2010, as revised September 20, 2010, and the Fund's Statement of Additional Information ("SAI"), dated January 31, 2010, as revised September 20, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic Infrastructure Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
                                           Dynamic             Dynamic
                                       Infrastructure      Infrastructure
                                        Fund - Class        Fund - Class
                                          I Shares            II Shares
--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly
from your investment)
--------------------------------------------------------------------------------
Redemption Fee (charged on any              2.00%               2.00%
redemption or exchange within 90
days of purchase)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Annual Fund Operating Expenses
(expenses that you pay each year as
a percentage of the value of your
investment)
--------------------------------------------------------------------------------
Management Fees                             0.95%               0.95%
--------------------------------------------------------------------------------
Other Expenses(1)                          30.50%              30.75%
--------------------------------------------------------------------------------
         Shareholder Servicing Fee          0.00%               0.25%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses       31.45%              31.70%
--------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)         (30.20)%            (30.20)%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses        1.25%               1.50%
After Fee Waiver
--------------------------------------------------------------------------------

(1)   "Other Expenses" are estimated for the current fiscal year.

(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.25% for Class I Shares and 1.50% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Infrastructure Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Dynamic Infrastructure Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Infrastructure Fund would be:

--------------------------------------------------------------------------------
                                                 1 Year             3 Years
--------------------------------------------------------------------------------
Class I Shares                                    $127               $2,798
--------------------------------------------------------------------------------
Class II Shares                                   $153               $2,858
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 2, 2009, until September 30, 2009, the portfolio turnover rate was 60.18%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests, under normal market conditions, at least 80% of its assets in securities of publicly traded companies that hold infrastructure assets directly, as well as companies that own or manage infrastructure projects, or that are involved in the construction, development or maintenance of infrastructure assets. For the purposes of this policy, only publicly traded companies that hold at least 50% of their assets in infrastructure or derive at least 50% of their revenues or profits from infrastructure assets will be considered to hold infrastructure assets directly. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

The Fund may invest in securities of infrastructure companies located in the U.S., Canada and in other foreign countries. Infrastructure assets are broadly defined as the basic facilities, services, and installations needed for the functioning of a community or society and may include but are not limited to the following areas: transportation (toll roads, airports, seaports and rail), energy (gas and electricity generation, transmission and distribution), water (pipelines and treatment plants), telecommunications (broadcast, satellite and cable) and social (hospitals, schools and prisons). The Fund may consider infrastructure investment opportunities occurring in both developed and developing countries with a goal of long-term capital appreciation.

Techniques such as fundamental analysis may be used to assess potential investments for the Fund. In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

      o     analyze financial data and other information sources;

      o     assess the quality of management; and

      o     conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

The Fund's securities may go up or down in value depending on changes in the Canadian stock market, on the relative exchange rates of the U.S. dollar and the Canadian dollar, U.S. and Canadian political and economic developments, and U.S. and Canadian laws relating to investments in Canada. Canadian securities may also be less liquid, more volatile and harder to value than U.S. securities. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. There is a risk that any changes in these sectors could have an adverse impact on the Canadian economy.

The small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Fund is also subject to the risk that its primary market segment, investments in securities of infrastructure companies, may underperform other market segments or the equity markets as a whole. Moreover, the Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired result, causing the Fund to underperform funds that also seek capital appreciation but use different approaches to select stocks.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on infrastructure stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance primarily to the Standard & Poor's Global Infrastructure Index (S&P Global Infrastructure Index) and secondarily to the Morgan Stanley Capital International (MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Managers:

Oscar Belaiche                              Jason Gibbs
Vice President and Portfolio Manager        Portfolio Manager
Goodman & Company NY, Ltd.                  Goodman & Company NY, Ltd.
Length of Service: Since Inception          Length of Service: Since Inception


Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $10,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                                Express Mail Address:
DundeeWealth Funds                                   DundeeWealth Funds
C/O BNY Mellon                                       C/O BNY Mellon Investment
Servicing (U.S.) Inc.                                Servicing (U.S.) Inc.
P.O. Box 9679                                        101 Sabin Street
Providence, RI 02940-9679                            Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):

Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Infrastructure Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.


Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.